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                                                                    EXHIBIT 10.3

To:      Madison Energy France S.C.S.
         (formerly Madison/Chart Energy S.C.S.) ("MEF")
         (the "BORROWERS' AGENT")

To:      Madison Oil Company Europe ("MOCE")
         Madison Oil France S.A. ("MOF")
         Madison Energy France S.C.S.
         (the "BORROWERS")

To:      Madison Oil Company ("MOC")
         Madison Petroleum Inc. ("MPI")
         Madison Oil Company Europe
         Madison Oil France S.A.
         Madison Energy France S.C.S.
         Madison (Turkey) Inc ("MADISON TURKEY")
         Madison Oil Turkey Inc ("MOTI")
         (the "GUARANTORS")

To:      Toreador Resources Corporation
         ("TOREADOR")

                                                                  24th June 2003

AMENDMENT LETTER TO MAY WAIVER LETTER - MILESTONE WAIVER

We refer to the waiver letter relating to various issues dated 20th May, 2003 (the "MAY WAIVER LETTER") entered into between those parties listed above and Barclays Bank PLC.

All of the Banks, the Ancillary Bank and the Hedging Bank, have authorised the Facility Agent to enter into this letter on their behalf.

1. Terms defined or used in the May Waiver Letter have the same meaning in this letter.

2. Barclays Bank PLC as Facility Agent for and on behalf of the Banks hereby waives the breach of paragraph 13(j) of the May Waiver Letter further to the failure by Toreador by 16th June 2003 to take the required action set out opposite Milestone Date "a" in the table of Milestone Dates contained in Schedule 3 of the May Waiver Letter.

3. Further, the May Waiver Letter shall be amended so that the words "+ 28 days" are inserted after the letter "a" in the first row of the table of Milestone Dates contained in Schedule 3 of the May Waiver Letter.

4.   Toreador undertakes:

     (i) to pay all costs, fees, expenses and liabilities incurred in connection with the proposed alliance and joint bid for oil assets in France (as outlined in paragraph (d) of the Strategic Plan update letter dated 15th June 2003 and addressed to the Facility Agent) (the "FRENCH BID"); and

     (ii) to indemnify and hold harmless each Obligor against all costs, claims, damages, expenses, losses, liabilities and penalties incurred or sustained by that Obligor as a consequence of the French Bid failing to proceed or being aborted for any

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              reason whatsoever including any arising by reason of the
              negligence, misrepresentation or wilful misconduct of any Obligor, its officers, employees or agents.

5. Toreador expressly confirms that the performance of its obligations under paragraph 4 of this letter does not require the consent of Bank of Texas N.A. or, if required, such consent has been obtained.

6. Save as amended by paragraph 3 above, the May Waiver Letter and every clause thereof shall continue in full force and effect.

7. Nothing in this letter shall affect any right of any Finance Party, or any obligation of any Obligor, except as expressly stated above, and each Obligor expressly confirms that all such rights and obligations shall continue in full force and effect except to the extent so stated.

8. This letter may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9.   This letter is a Finance Document.

10. This letter does not create any right under the Contracts (Rights of Third Parties) Act 1999 which is enforceable by any person who is not a party to this letter.

11. If a provision of this letter is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

         (i) the legality, validity or enforceability in that jurisdiction of any other provision of this letter; or

         (ii) the legality, validity or enforceability, in other jurisdictions of that or any other provision of this letter.

12.  This letter is governed by English law.

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Please indicate your agreement to the foregoing by signing and returning to us the executed counterpart of this letter.

Yours faithfully

BARCLAYS BANK PLC
as Facility Agent

By: /s/ STEVEN FUNNELL

We agree with the above.

BORROWERS' AGENT
 /s/ DOUGLAS W. WEIR
_________________________________________
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: June 24, 2003

BORROWERS
 /s/ DOUGLAS W. WEIR
_________________________________________
ON BEHALF OF MADISON OIL COMPANY EUROPE
Date: June 24, 2003
 /s/ DOUGLAS W. WEIR
_________________________________________
ON BEHALF OF MADISON OIL FRANCE S.A.
Date: June 24, 2003
 /s/ DOUGLAS W. WEIR
_________________________________________
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: June 24, 2003

GUARANTORS
 /s/ DOUGLAS W. WEIR
_________________________________________
ON BEHALF OF MADISON OIL COMPANY
Date: June 24, 2003
 /s/ DOUGLAS W. WEIR
_________________________________________
ON BEHALF OF MADISON PETROLEUM INC
Date: June 24, 2003
 /s/ DOUGLAS W. WEIR
_________________________________________
ON BEHALF OF MADISON OIL COMPANY EUROPE
Date: June 24, 2003

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/s/ DOUGLAS W. WEIR
_________________________________________
ON BEHALF OF MADISON OIL FRANCE S.A.
Date: June 24, 2003
/s/ DOUGLAS W. WEIR
_________________________________________
ON BEHALF OF MADISON ENERGY FRANCE S.C.S.
Date: June 24, 2003
/s/ DOUGLAS W. WEIR
_________________________________________
ON BEHALF OF MADISON (TURKEY) INC
Date: June 24, 2003
/s/ DOUGLAS W. WEIR
_________________________________________
ON BEHALF OF MADISON OIL TURKEY INC
Date: June 24, 2003

TOREADOR
/s/ DOUGLAS W. WEIR
_________________________________________
ON BEHALF OF TOREADOR RESOURCES CORPORATION
Date: June 24, 2003